Exhibit 23.2

Consent of Independent Auditors

We consent to the incorporation by reference in the following Registration Statement (Form S-3) of DarioHealth Corp.: Registration Statement (Form S-3)

Tel-Aviv, Israel	/s/ Kost Forer Gabbay & Kasierer Kost Forer Gabbay & Kasierer
April 22, 2024	A Member of EY Global